LAW OFFICE OF C. RICHARD ROPKA, L.L.C.

C. Richard Ropka, LLM (Tax) † † Admitted to practice in US Supreme Court, US District Court & US Tax Court	215 Fries Mill Road Turnersville, New Jersey 08012 (856) 374-1744 (1-866) 272-8505 (Fax)

July 26, 2017

VIA EDGAR

Securities and Exchange Commission

Public Filing Desk

100 F Street, NE

Washington, DC 20549

Re:

Monteagle Funds

File Nos. 811-08529; 333-41461

Ladies and Gentlemen:

On behalf of our client the Monteagle Funds and its series the Monteagle Quality Growth Fund (the “Fund”), transmitted herewith for filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, is a Schedule 14A covering preliminary proxy materials to be used in connection with a special meeting of shareholders (the “Meeting”) of the Funds scheduled to be held on August 25, 2017. Proxy materials are expected to be mailed to shareholders of the Funds on or about August 7, 2017.

Please be advised that the purpose of the Meeting is to obtain shareholder approval of a new Subadvisory Agreement with a new Subadviser, Howe and Rusling, Inc., for the Fund. Subject to shareholder approval, the new Subadvisory Agreement will take effect on the later date of September 1, 2017 or immediately upon shareholder approval. This new Subadvisory Agreement will not unfairly burden the shareholders of the Fund as the Subadviser fee is remaining the same.

Please contact me at (856) 374-1744 if you have any comments or questions concerning this filing.

Sincerely,

Law Office of C. Richard Ropka, LLC

/s/ Charles R. Ropka

Charles R. Ropka, Esq.